                                                                     EXHIBIT 4.2

                                                                    CONFIDENTIAL

                              CLEARWIRE CORPORATION

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

     This Amended and Restated Stockholders Agreement ("Agreement") is made as of the 16th day of March, 2004 by and among Clearwire Corporation, a Delaware corporation (the "Company"), and each stockholder of the Company listed on Schedule A hereto executing this Agreement (a "Stockholder").

                                    RECITALS

          A. Flux Fixed Wireless, LLC ("FFW") has formed the Company to engage in strategic acquisitions to assemble spectrum rights and other assets to develop a competitive wireless broadband services company.

          B. The parties deem it in their respective best interests to provide for an agreed composition of the Board of Directors, for certain restrictions on the transfer of any interest in the current or future classes of the capital stock of the Company (the "Shares"), and for the purchase of Shares upon the occurrence of certain events, and the parties believe that such restrictions will minimize the business disruption that could result from transfers and decisions not made in accordance with this Agreement.

          C. The Company and certain Stockholders entered into that certain Stockholders Agreement dated as of November 13, 2003 (the "Original Agreement").

          D. Prior to the date hereof, NextNet Wireless, Inc. ("NextNet") has agreed to have a subsidiary of the Company merge with and into NextNet, and pursuant to such merger, certain stockholders of NextNet will receive shares of the Company's Class A Common Stock and warrants to purchase shares of the Company's Class A Common Stock.

          E. The Stockholders own 100% of the issued and outstanding Shares (such issued and outstanding Shares, together with any securities of the Company that Stockholders may later acquire, are referred to collectively as the "Stock").

          F. The parties desire to amend the Original Agreement as set forth herein.

          G. Certain capitalized terms used in this Agreement have the definitions provided in Section 12 hereof.

     THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending legally to be bound, agree as follows:

                                    AGREEMENT

                              1. PREEMPTIVE RIGHTS

1.01 GRANT OF PREEMPTIVE RIGHTS

     The Company hereby grants to each Eligible Stockholder and each Eligible NextNet Stockholder the preemptive rights set forth in this Section 1 with respect to each issuance of Shares, or securities or instruments convertible into or exchangeable or exercisable for any Shares, of any class of capital stock of the Company, other than the Stock that is issued and outstanding as of the date of this Agreement and other than Shares issued or issuable in the following circumstances (collectively, subject to the following exceptions, "New Shares"):

     (a) Shares issued pursuant to Section IV, Section 2.(d) of the Certificate;

     (b) Shares (and/or options, warrants or other Share purchase rights, and the Shares issued pursuant to such options, warrants or other rights) issuable or issued to employees, consultants, directors, vendors, lessors or others with whom the Company conducts business, provided that such shares, options, warrants or other rights are issued directly in a transaction approved by the Board of Directors of the Company or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of the Company and provided further that each of the foregoing transactions is primarily for non-financing purposes;

     (c) Shares (and/or options, warrants or other Share purchase rights, and the Shares issued pursuant to such options, warrants or other rights) issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financing or similar transactions;

     (d) Shares (and/or options, warrants or other Share purchase rights, and the Shares issued pursuant to such options, warrants or other rights) issued pursuant to transactions involving technology licensing, research or development activities, the use or acquisition of strategic assets, properties or rights, or the distribution, manufacture or marketing of the Company's products, provided that each of the foregoing transactions is primarily for non-financing purposes;

     (e) Shares issuable or issued in connection with bona fide acquisitions of or by the Company whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, the terms of which are approved by the Board of Directors of the Company;

     (f) Shares (and/or options, warrants or other Share purchase rights, and the Shares issued pursuant to such options, warrants or other rights) issued or issuable (i) to the public pursuant to the IPO or (ii) upon exercise of warrants or rights granted to underwriters in connection with such IPO;

     (g) Shares (and/or options, warrants or other Share purchase rights, and the Shares issued pursuant to such options, warrants or other rights) issuable or issued pursuant to agreements and warrants existing on the date hereof that are listed on Schedule 1.01 to this Agreement;

     (h) Shares issued upon conversion of convertible securities or instruments outstanding on the date hereof that are issued in compliance with the preemptive rights set forth in this Section 1; and/or

     (i) Shares issued in connection with any stock split, stock dividend, reserve stock split or other distribution of shares that does not affect the economic interests or rights of holders of Shares.

1.02 EXERCISE OF PREEMPTIVE RIGHTS

     Each time after the date of this Agreement and prior to the time that the Company proposes to offer any New Shares, the Company shall first make an offering of such New Shares to the Eligible Stockholders and the Eligible NextNet Stockholders in accordance with this Section 1.02.

     (a) The Company shall deliver a notice (the "Issue Notice") to the Eligible Stockholders and the Eligible NextNet Stockholders stating (i) the bona fide intention of the Company to offer such New Shares, (ii) the number of such New Shares to be offered, and (iii) the price and terms upon which the Company proposes to offer such New Shares.

     (b) By written notification received by the Company, within 10 business days after receipt of the Issue Notice, each Eligible Stockholder and each Eligible NextNet Stockholder may elect to purchase, at the price and on the terms specified in the Issue Notice, a portion of such New Shares that equals the proportion that the number of shares of Stock including any options, warrants or other share purchase rights held by such Stockholder bears to the total number of shares of Stock of the Company then outstanding, on a fully diluted basis, but excluding (i) any options, warrants or other rights to acquire Shares where the fair market value of the Shares issuable on the exercise of such options, warrants or other rights, as determined in good faith by the Board of Directors of the Company, is less that the exercise price of such options, warrants or other rights and (ii) any Shares and options, warrants or other rights to acquire Shares that are reserved but unallocated pursuant to any stock plan. Such written notification shall be a binding, irrevocable commitment to purchase such New Shares.

     (c) If Eligible Stockholders and the Eligible NextNet Stockholders do not elect to purchase all of the New Shares that Eligible Stockholders and the Eligible NextNet Stockholders are entitled to purchase under subsection (b), the Company may offer the unsubscribed portion of such New Shares to any Persons at a price not less than, and upon terms no more favorable to the offeree, than those specified in the Issue Notice, provided that the Company completes the offer and sale of such unsubscribed portion within 120 business days after the date the applicable Issue Notice is first delivered to stockholders of the Company.

     (d) Each of HITN and Clearwire may assign its rights under this Section 1 to a Designee; provided, that the Company shall only be obligated to deliver Issue Notices to HITN and Clearwire. No other Stockholder may assign its rights under this Section 1 without the consent of the Company which may be withheld at its sole discretion.

1.03 RECAPITALIZATIONS, REORGANIZATIONS, BANKRUPTCY

     The Company grants to each Eligible Stockholder and each Eligible NextNet Stockholder a preemptive right to participate on a pro rata basis (calculated pursuant to Section 1.02(b) above) with any McCaw Entity in any recapitalization, reorganization, bankruptcy or similar transaction of the Company effected in such a manner that the preemptive rights granted pursuant to
Section 1.01 do not apply (a "Restructuring"). The Company shall deliver a notice (the "Restructuring Notice") to the Eligible Stockholders and the Eligible NextNet Stockholders stating (i) the bona fide intention of the Company to engage in a Restructuring, (ii) a description of the Restructuring, and (iii) the price and terms upon which the Eligible Stockholders and Eligible NextNet Stockholders will be entitled to participate. By written notification received by the Company, within 10 business days after receipt of the Restructuring Notice, each Eligible Stockholder and each Eligible NextNet Stockholder may elect to participate in the Restructuring at the price and on the terms specified in the Restructuring Notice, which indicates price and terms shall be identical to those offered to the McCaw Entities. Such written notification shall be a binding, irrevocable commitment to participate in the Restructuring on the same terms and conditions as the McCaw Entities.

1.04 TERMINATION OF PREEMPTIVE RIGHTS

     If an Eligible NextNet Stockholder fails to fully exercise its preemptive rights pursuant to Section 1.01 or Section 1.03 at any time, then such Eligible NextNet Stockholder shall no longer be entitled to any preemptive rights pursuant Section 1.01 and Section 1.03 and such rights shall be terminated in their entirety with respect to such NextNet Stockholder; provided, however, that such rights shall not terminate in connection with the first opportunity to exercise the rights granted under Sections 1.01 and 1.03 so long as the Eligible NextNet Shareholder has purchased at least 50% of the Shares that the Eligible NextNet Shareholder was entitled to purchase.

                             2. ANTI-DILUTION RIGHTS

2.01 GRANT OF ANTI-DILUTION RIGHTS

     The Company shall not issue and sell or agree to issue and sell New Shares to a McCaw Entity for consideration per share that is less than the Trigger Price in effect immediately prior to such issue (each, a "Dilutive Issuance"), unless the Company concurrently issues to each of HITN, ISA, Clearwire and each NextNet Stockholder (or their respective Permitted Transferees) for no consideration a number of New Shares equal to (i) such Stockholder's Adjusted Shares less (ii) such Stockholder's Original Shares. No fractional Shares shall be issued pursuant to this Section 2.01. The number of Shares issued shall be rounded up to the nearest integral number of whole Shares.

     For the purposes of this Section 2.01, for each Dilutive Issuance, the following terms shall have the following meanings:

     (a) "Adjusted Shares" means, for each of HITN, ISA, Clearwire and each NextNet Stockholder (or their respective Permitted Transferees), the number obtained by dividing (x) such Stockholder's Original Shares by (y) the product of (1) the Trigger Price in effect immediately prior to such issue multiplied by
(2) the Adjustment Ratio.

     (b) "Adjustment Ratio" means the fraction in which (i) the numerator is the sum of (A) the total number of all shares of capital stock of the Company issued and outstanding immediately prior to Dilutive Issuance, and (B) the number of shares that the aggregate consideration received by the Company from the McCaw Entities in the Dilutive Issuance would purchase at the Trigger Price in effect immediately prior to such Dilutive Issuance, and (ii) the denominator is the sum of (C) the total number of all shares of capital stock of the Company issued and outstanding immediately prior to the Dilutive Issuance and (D) the total number of all New Shares that the Company issues to the McCaw Entities in the Dilutive Issuance. For the purposes of this Section 2.01, the total number of all shares of capital stock of the Company issued and outstanding immediately prior to the Dilutive Issuance shall be determined on a fully-diluted and as-converted to Class A Common Stock basis (but excluding any shares and options, warrants or other rights to acquire shares that are reserved but unallocated pursuant to any stock plan);

     (c) "Original Shares" means, for each of HITN, ISA, Clearwire and each NextNet Stockholder (or their respective Permitted Transferees), the total number of Shares held by HITN, ISA, Clearwire or NextNet Stockholders, as applicable, on March __, 2004 or hereafter acquired by HITN, ISA or Clearwire, as applicable, pursuant to an agreement with the Company existing on the date hereof (other than pursuant to this Agreement), excluding any Shares acquired at an effective price less than the Trigger Price in effect immediately prior to the issuance that results in an anti-dilutive adjustment pursuant to this
Section 2.01, and that are held by such Stockholder immediately prior to a Dilutive Issuance (as adjusted for any stock split, stock dividend, reverse stock split or other distribution of shares); and

     (d) "Trigger Price" shall initially mean the Original Issue Price. The Trigger Price shall be proportionately adjusted from time to time for any stock splits (subdivisions or combinations), stock dividends, recapitalizations or reorganizations pursuant to which securities of the Company are issued with respect to a Stockholder's Original Shares.

2.02 AUTOMATIC WAIVER OF ANTI-DILUTION RIGHTS

     If a Stockholder exercises its preemptive rights pursuant to Section 1 hereof with respect to any new financing that would otherwise trigger the rights under this Section 2, such Stockholder's exercise of its preemptive rights shall be deemed an automatic waiver of such Stockholder's rights to receive additional Shares pursuant to Section 2.01.

2.03 TERMINATION OF ANTI-DILUTION RIGHTS

     The rights granted under this Section 2 shall terminate immediately after the closing of one or more equity financing transactions in which the Company raises an aggregate of $75,000,000 at a pre-money valuation of at least $250,000,000 and a value per Share of Common Stock of at least $3.00, as established in good faith by the Company's Board of Directors.

                     3. ADDITIONAL MCCAW ENTITY INVESTMENTS

     The parties acknowledge and agree that the McCaw Entities shall have the unfettered right to invest additional funds and property in the Company at any time and from time to time in exchange for additional Shares of Class B Common Stock at the higher of (i) the higher of the Original Issue Price or the Current Price, or (ii) the price otherwise established for such purpose by agreement between the Company and one or more of the McCaw Entities or by decision of the Board of Directors from time to time, subject only to the rights of the other Stockholders under Section 1 hereof. If the price for the additional Shares of Class B Common Stock is less than the higher of the Original Issue Price or the Current Price, the transaction shall be fair to the Company and require the approval of the Disinterested Directors; provided further, that the approval of the Disinterested Directors shall not be required in the event the purchase of Shares by a McCaw Entity is pursuant to the exercise of its preemptive rights pursuant to Section 1 hereof.

                          4. RESTRICTIONS ON TRANSFERS

4.01 DEFINITION OF A TRANSFER

     For purposes of this Agreement the term "Transfer" shall be interpreted broadly to include, by way of example and without limitation whatsoever, any direct or indirect sale, assignment, award, confirmation, distribution, bequest, donation, trust, pledge, encumbrance, hypothecation, or other transfer or disposition, for consideration or otherwise, whether voluntarily, involuntarily, by operation of law, or otherwise. In addition, with respect to a Stockholder that is an entity, the term "Transfer" includes (i) the direct or indirect transfer of a controlling ownership or voting interest in such Stockholder or in the ultimate direct or indirect controlling Person (or group of Persons acting in concert) of such Stockholder, (ii) any transaction such as new issuances of equity, a merger or other business combination, spin-off or distribution that would result in a Change in Control of such Stockholder or of the ultimate direct or indirect controlling Person (or group of Persons) of such Stockholder, and (iii) any dividend, distribution, or other transfer of Stock from the Stockholder to any of its owners, in dissolution, liquidation, or otherwise.

4.02 GENERAL RESTRICTIONS

     No Share or any interest therein, whether legal, beneficial or otherwise, shall be validly Transferred, and no purported transferee shall be recognized as a Stockholder of the Company for any purpose whatsoever, except in accordance with the terms of this Agreement. A Transfer or attempt to Transfer subject to the terms of this Agreement shall be deemed to occur whenever an interest in a Share is transferred or is attempted to be transferred, whether voluntarily, involuntarily, by operation of law, or otherwise, whether or not any change in the record of the ownership of the Shares occurs.

4.03 PERMITTED TRANSFERS

     Except for the purposes of Section 4.04, the definition of the term "Transfer" shall not include, and the restrictions on Transfers in this Agreement shall not apply to, any of the following transactions (each, a "Permitted Transfer"):

     (a) Any issuance of equity securities by the Company or purchase of Shares by the Company.

     (b) Any transfer by a Stockholder of all, but not less than all, of such Stockholder's Shares to the spouse or any lineal descendant of such Stockholder, including adopted children, or to a trust for the exclusive benefit of such Stockholder or such Stockholder's spouse or lineal descendants (provided, in the case of a trust, that the existing trustees of such trust have the power to act with respect to the trust's assets without court approval).

     (c) Any transfer to the estate or personal representative of the estate of a deceased Stockholder.

     (d) Any transfer by Clearwire to any Qualified Clearwire Stockholder or any Qualified Transferee, provided, that immediately after giving effect to such transfer the total number of Clearwire Stockholders (including Clearwire itself) will not exceed thirty-three (33).

     (e) Any transfer after the fourth anniversary of the date of this Agreement, by a venture capital fund that is winding down and liquidating to (i) the partners, members or other equity holders of such fund, (ii) the partners, members or other equity holders or employees of the managing or controlling partners, members or other equity holders of such fund and (iii) a trust for the benefit of any of the foregoing.

     (f) Any transfer of Stock to a McCaw Entity (other than the Company and its subsidiaries).

     (g) Any transfer by a McCaw Entity to strategic partners, Associates, or Affiliates of a McCaw Entity.

     (h) Any conversion, exchange, or exercise of convertible, exchangeable, or exercisable securities, stock options, or warrants if in all cases the holder of the issued Stock after such conversion or exercise is the same as the holder of the converted or exercised securities.

     (i) Any pledge of Shares pursuant to a bona fide loan transaction which creates a mere security interest (with no rights to vote the Shares), provided that foreclosure of such pledge is not a Permitted Transfer unless it otherwise complies with this Section 4.03.

     (j) Any transfer in connection with a share exchange, merger, consolidation, or reorganization of the Company that is approved by the Company or its stockholders in accordance with the Governing Documents, the DGCL, and this Agreement.

     (k) Any transfer by a Stockholder to a Qualified Transferee who is acquiring all, but not less than all, of such Stockholder's Shares with the prior written consent of the Company, which shall not be unreasonably conditioned, withheld or delayed.

     (l) Any transfer by a Stockholder with the prior written consent of the Company, which it may withhold in its sole discretion.

     (m) Any transfer after a Termination Event.

4.04 CONDITIONS PRECEDENT TO ALL TRANSFERS AND PERMITTED TRANSFERS

     No Stockholder shall Transfer any Stock except in compliance with applicable federal and state securities laws. The Company may, as a condition to any proposed Transfer pursuant to an exemption from the registration requirements under applicable federal and state securities laws, require that the Stockholder proposing to Transfer Stock provide the Company with an opinion of counsel reasonably satisfactory to the Company stating that the Transfer is so exempt. No Transfer shall be effective unless such Transfer is made in accordance with applicable federal and state securities laws and the transferee has executed and delivered a Joinder in the form attached as Exhibit A, in favor of the Company and each Stockholder, stating that by acquiring such Stock, the transferee has agreed to all terms and conditions of this Agreement as if such transferee were an original party hereto.

                        5. MCCAW ENTITY PURCHASE RIGHTS

5.01 RIGHT OF FIRST REFUSAL

     With respect to any Transfer, or agreement to engage in a Transfer, prior to the earlier of (i) January 1, 2009 or (ii) a Termination Event, the McCaw Entities shall have, and each other Stockholder hereby irrevocably grants to the McCaw Entities, the rights (the "Right of First Refusal") described in this
Section 5.01.

     (a) A Stockholder (other than a McCaw Entity) (the "Selling Stockholder") that desires to Transfer its Stock in compliance with this Section 5.01 must first receive a bona fide, written, binding offer and commitment ("Offer") for the acquisition of any or all of the Transferor's Shares from a Qualified Transferee (other than an Affiliate or an Associate of the Selling Stockholder), that is capable of consummating the proposed acquisition on the terms of the Offer, conditioned only on the exercise of Stockholder rights under this Agreement and satisfaction of customary closing conditions. Upon receipt and acceptance of an Offer, the Selling Stockholder shall give written notice (the "ROFR Notice") to FFW stating that the Selling Stockholder intends to Transfer Stock. The ROFR Notice shall identify the Qualified Transferee, specify the type and number of shares of Stock to be Transferred to the Qualified Transferee (the "ROFR Shares"), specify the per share price (in cash or other consideration) (the "Sale Price") that the Qualified Transferee has agreed to pay for the ROFR Shares, and enclose an accurate summary of all terms and conditions of the proposed transfer.

     (b) The ROFR Notice shall constitute the Selling Stockholder's binding offer to sell the ROFR Shares to the McCaw Entities on the terms set forth in the ROFR Notice and this Agreement. The McCaw Entities, or any of them, shall have 10 business days after delivery of the ROFR Notice (subject to any required regulatory approvals, provided that the appropriate McCaw Entity is using commercially reasonable efforts to satisfy such regulatory condition as soon as reasonably practicable) (the "ROFR Exercise Period") to exercise its right to purchase all, but not less than all of, the ROFR Shares at the Sale Price and upon the other terms and conditions set forth in the ROFR Notice by written notice to the Selling Stockholder within the ROFR Exercise Period.

     (c) Failure to deliver such a notice within the ROFR Exercise Period shall constitute waiver of the Right of First Refusal with respect to the ROFR Shares, and the Selling Stockholder shall have ninety (90) business days thereafter to complete the transfer of the ROFR Shares to the Qualified Transferee pursuant to the Offer; otherwise, the ROFR Shares shall thereupon be again subject to the right of first refusal described in this Section 5.01 before any transfer can be made.

     (d) Delivery of a notice exercising the Right of First Refusal shall create a binding contract between the applicable McCaw Entities and the Selling Stockholder for the purchase and sale of the ROFR Shares at the Sale Price and on the terms and conditions in the Offer and this Section 5.01. In that event, the McCaw Entities exercising the right of first refusal shall deliver the Sale Price for the ROFR Shares, in immediately available funds, to the Selling Stockholder to effectuate the Transfer of the ROFR Shares within five business days after the end of the ROFR Exercise Period or the satisfaction of the conditions to closing contained in the ROFR Notice provided that the appropriate McCaw Entity is using commercially reasonable efforts to cause such condition to be satisfied as soon as reasonably practicable. The Selling Stockholder shall effectuate the Transfer of the ROFR Shares by promptly delivering to the applicable McCaw Entities one or more certificates, properly endorsed for transfer, that represent the ROFR Shares, together with stock powers and such other closing documentation at the applicable McCaw Entities may reasonably request.

     (e) A Transfer to one of the McCaw Entities or a Qualified Transferee in accordance with this Section 5.01 is not subject to Section 4.02 or Section 7.

5.02 RIGHT OF FIRST OFFER

     At any time prior to the earlier of (i) January 1, 2009 or (ii) a Termination Event, when the McCaw Entities do not have the Right of First Refusal (other than with respect to a Permitted Transfer), the McCaw Entities shall have, and each Stockholder hereby irrevocably grants to the McCaw Entities, the rights (the "Right of First Offer") described in this Section 5.02:

     (a) A Selling Stockholder that desires to Transfer its Stock in compliance with this Section 5.02 must first give written notice (the "ROFO Notice") to FFW stating that the Selling Stockholder intends to Transfer Stock. The ROFO Notice shall identify the Qualified Transferee, if known, and specify the type and number of shares of Stock to be Transferred (the "ROFO Shares") and specify the proposed Sale Price.

     (b) The ROFO Notice shall constitute the Selling Stockholder's binding offer to sell the ROFO Shares to the McCaw Entities on the terms set forth in the ROFO Notice and this Agreement. The McCaw Entities, or any of them, shall have 10 business days after delivery of the ROFO Notice (subject to any required regulatory approvals, provided that the appropriate McCaw Entity is using commercially reasonable efforts to satisfy such regulatory condition as soon as reasonably practicable) (the "ROFO Exercise Period") to exercise its right to purchase all, but not less than all of, the ROFO Shares at the Sale Price and upon the other terms and conditions set forth in the ROFO Notice by written notice to the Selling Stockholder within the ROFO Exercise Period.

     (c) Failure to deliver such a notice within the ROFO Exercise Period shall constitute waiver of the Right of First Offer with respect to the ROFO Shares, and the Selling Stockholder shall have ninety (90) calendar days thereafter to complete the transfer of the ROFO Shares to a Qualified Transferee at a price no lower than the Sale Price and the other terms set forth in the ROFO Notice, or other terms that taken as a whole are no less favorable to the Selling Stockholder; otherwise, the ROFO Shares shall thereupon be again subject to the Right of First Offer described in this Section 5.02 before any transfer can be made.

     (d) Delivery of a notice exercising the Right of First Offer shall create a binding contract between the applicable McCaw Entities and the Selling Stockholder for the purchase and sale of the ROFO Shares at the Sale Price and on the terms and conditions in the ROFO Notice and this Section 5.02. In that event, the McCaw Entities exercising the Right of First Offer shall deliver the Sale Price for the ROFO Shares, in immediately available funds, to the Selling Stockholder to effectuate the Transfer of the ROFO Shares within five business days after the end of the ROFO Exercise Period or the satisfaction of the conditions to closing contained in the ROFO Notice provided that the appropriate McCaw Entity is using commercially reasonable efforts to cause such condition to be satisfied as soon as reasonably practicable. The Selling Stockholder shall effectuate the Transfer of the ROFO Shares by promptly delivering to the applicable McCaw Entities one or more certificates, properly endorsed for transfer, that represent the ROFO Shares, together with stock powers and such other closing documentation at the applicable McCaw Entities may reasonably request.

     (e) A Transfer in accordance with this Section 5.02 is not subject to
Section 4.02 or Section 7.

                6. PARTICIPATION IN TRANSFERS BY MCCAW ENTITIES

6.01 DRAG/TAG NOTICE

     In the event ("Participation Trigger") any one or more McCaw Entities (the "Selling McCaw Entities") commits to a Transfer of 25% or more of all Stock then held by all McCaw Entities in a bona fide arm's-length transaction, or a series of related bona fide arm's length transactions, with a Person that is not an Affiliate of the McCaw Entities, then before consummating the sale, the Selling McCaw Entities shall give written notice (the "Drag/Tag Notice") to all other Stockholders informing them of the material terms of the Transfer, including the identity of the potential purchaser, the type and number of shares of Stock to be transferred to the potential purchaser (the "Drag/Tag Shares"), the weighted average price per share to be paid by the potential purchaser to any selling McCaw Entities (the "Drag/Tag Price"), and the transfer date.

6.02 EXERCISE OF DRAG ALONG RIGHT

     (a) The Selling McCaw Entities shall have the right (subject to the regulatory approvals), exercisable upon written notice to the other Stockholders within 10 business days after the delivery of the Drag/Tag Notice, to require all other Stockholders to Transfer their Drag Along Pro Rata Share (as defined herein) concurrently with the Transfer by the Selling McCaw Entities at the Drag/Tag Price and on the same terms and conditions as those received by the

Selling McCaw Entities (the "Drag Along Right"). The Selling McCaw Entities shall specify in the Drag/Tag Notice the number of shares to be sold by each Stockholder, which shall equal the product of the Stockholder's Percentage times the number of Drag/Tag Shares (the "Drag Along Pro Rata Share").

     (b) Notwithstanding Section 6.01 and subparagraph (a) of this Section 6.02, with respect to any Shares held by HITN, the Selling McCaw Entities may only exercise the Drag Along Right if such Selling McCaw Entity commits to a Transfer of 51% or more of all Stock then held by all McCaw Entities in a bona fide arm's-length transaction with a Person that is not an Affiliate of the McCaw Entities unless the Drag/Tag Price equals 2 times the Original Issue Price.

6.03 EXERCISE OF TAG-ALONG RIGHT

     If, upon the occurrence of a Participation Trigger, none of the Selling McCaw Entities invoke their Drag Along Rights pursuant to Section 6.02, then before consummating the sale, each Stockholder shall have the right (subject to the regulatory approvals) ("Tag Along Right"), exercisable upon written notice to the Selling McCaw Entities within 10 business days after the delivery of the Drag/Tag Notice, to participate in the Selling McCaw Entities' Transfer of Drag/Tag Shares. Such written notice shall constitute the Stockholder's election to cause the transferee to purchase, at the Drag/Tag Price and on the terms and conditions as those received by the Selling McCaw Entities, a portion of the Stockholder's Stock equal the product of the Stockholder's Percentage times the number of Drag/Tag Shares.

6.04 DELIVERY OF SHARES; CLOSING

     At least three days prior to the transfer date (provided that the other Stockholders shall have received at least 10 business days' advance notice of the transfer date), all selling Stockholders shall deliver to the Company the certificates evidencing their respective Stock to be sold under this Section 5.02, duly endorsed for transfer to the potential purchaser. On the transfer date and provided that the McCaw Entities consummate the Transfer of their pro rata share of the Drag/Tag Shares to the potential purchaser at the Drag/Tag Price and on the same terms and conditions, then the Company shall deliver the certificates evidencing all Drag/Tag Shares held by the Stockholders to the purchaser against payment of the Drag/Tag Price for such Stock, and the Company shall promptly remit such payment to the Stockholders in the respective amounts due them without reduction or adjustment of any kind except as may be required by law.

6.05 INAPPLICABILITY OF TRANSFER RESTRICTIONS

     A Transfer in accordance with this Section 6 is not subject to Section 4.02 or 7.

6.06 REMEDIES

     Each Stockholder hereby consents to every sale pursuant to this Section 6, and hereby agrees to sell its Stock on the terms and conditions approved by the McCaw Entities. All Stockholders shall take all necessary actions approved by the McCaw Entities in connection with the consummation of the sale, so long as all such actions are equally applicable to the McCaw

Entities, including the execution of such agreements and such instruments and other actions reasonably necessary (a) to the extent required by the potential purchaser, to make, severally but not jointly, the same customary representations, warranties, indemnities, covenants, conditions, escrow agreements, and other agreements relating to such sale and (b) to effectuate the allocation and distribution of the aggregate consideration upon the sale as set forth in this Section 5.02.

     In the event a Stockholder fails to comply with the requirements of this
Section 5.02, the McCaw Entities and the Company shall have, in addition to whatever other rights they may have in law or in equity, such call rights against such Stockholder as shall be necessary and appropriate to effect the intent of this Section 6, and the Stockholders agree to be bound by such call rights.

            7. OTHER EVENTS CONSTITUTING AN OFFER TO PURCHASE SHARES

7.01 REPURCHASE EVENTS

     Except for Permitted Transfers and Transfers pursuant to Section 5 or 6 (as to Right of First Refusal, Drag-Along Rights, and Tag-Along Rights), any one or more of the following events or conditions with respect to a Stockholder shall be deemed to constitute a "Repurchase Event" with respect to such Stockholder's
Shares:

     (a) The filing of a petition in bankruptcy by or against a Stockholder or any general assignment by a Stockholder for the benefit of such Stockholder's creditors;

     (b) The dissolution or commencement of liquidation of a Stockholder that is an entity, except for a Transfer in accordance with Section 4.03(d) or 4.03(k);

     (c) The Change of Control of a Stockholder that is an entity without the prior written consent of the Company, which such consent shall not be unreasonably withheld or delayed; or

     (d) Any Transfer, or any other event which, were it not for the provisions of this Agreement, would cause any such Shares or any interest therein to be transferred, in violation of Section 4 of this Agreement.

7.02 OFFER NOTICE

     Within 30 days after the occurrence of a Repurchase Event, the Stockholder or the Stockholder's trustee in bankruptcy, personal representative, guardian, executor, or administrator, as appropriate (for purposes of this Section 7, the "Transferor") shall give notice (for purposes of this Section 7, the "Offer Notice") to FFW of such Repurchase Event, specifying the date of the Repurchase Event and describing in reasonable detail the nature of the Repurchase Event and the number of Shares affected (the "Offered Shares"). The Offer Notice shall state that the price per share is the lower of the Original Issue Price or the Current Price. If FFW has not received this notice upon the expiration of the 30-day period, any Stockholder, director, or officer of the Company who has knowledge of the Repurchase Event may give such notice (with a copy of the same to the Transferor) at any time after the end of such period, and such notice shall be deemed to be the Offer Notice.

7.03 PURCHASE OF SHARES

     Upon the occurrence of any Repurchase Event, the Company shall have the right to purchase the Offered Shares for the price and on the terms described in this Section 7. Each purchase of Shares pursuant to this Section 7 shall be made in accordance with the following terms and conditions:

     (a) Within 15 business days after receipt of the Offer Notice (the "Offer Period"), the Company shall have the right to purchase all or part of the Offered Shares shall deliver to the Secretary notice of its acceptance of the offer (the "Acceptance Notice") specifying the number of Offered Shares that the Company agrees to purchase. Delivery of an Acceptance Notice to the Secretary shall create a binding contract between the Company and the Transferor for the purchase and sale of the Offered Shares.

     (b) If the Company does not exercise their right to purchase all of the Offered Shares as provided above, the McCaw Entities shall have the right to purchase any remaining Offered Shares (the "Remaining Offered Shares") by giving an Acceptance Notice to the Secretary during the Offer Period stating the number of Remaining Offered Shares that each such McCaw Entity agrees to purchase. Delivery of an Acceptance Notice to the Secretary shall create a binding contract between each such McCaw Entity and the Transferor for the purchase and sale of the Offered Shares. Notwithstanding the foregoing, the McCaw Entities may not exercise the purchase right granted under this Section 7.03(b) unless a majority of the Disinterested Directors have approved the Company's determination not to exercise its right to purchase all of the Offered Shares.

7.04 PAYMENT FOR THE SHARES

     Each purchaser of Offered Shares shall pay the price for its respective Offered Shares by making a payment of 25% thereof at closing and by paying the balance in three equal annual installments, together with interest on the unpaid balance from at a per annum rate equal to the prime rate last reported by Bank of America National Association prior to closing, plus 1%. The first installment of principal and interest shall be paid on the 15th day of the month following closing. Interest shall accrue on the unpaid balance commencing on the closing date. The unpaid balance may be prepaid in whole or in part at any time without penalty, and may be accelerated in the event of failure to pay any installment when due, in which case reasonable attorney's fees and costs may also be recovered if any legal action for collection is commenced. The other terms and conditions and procedures for transferring Offered Shares shall be determined in accordance with Section 5.01(d).

                          8. BOARD PARTICIPATION RIGHTS

8.01 SIZE OF THE BOARD OF DIRECTORS

     The authorized number of directors on the Company's Board of Directors shall be not less than five and not more than eleven; provided, however, that such number may be increased or decreased by vote of the Board.

8.02 SELECTION OF DIRECTORS

     (a) In any election of directors of the Company, each Stockholder shall vote such number of shares of Stock as may be necessary to elect as a director one individual nominated by the HITN (the "HITN Director"), but only if the HITN owns, in the aggregate, Stock representing at least 5% of the Voting Shares of the Company, it being understood that the initial HITN Director shall be Jose Luis Rodriguez.

     (b) In any election of directors of the Company, each Stockholder shall vote such number of shares of Stock as may be necessary to elect as a director one individual nominated by the Clearwire Stockholders (the "Clearwire Director"), but only if the Clearwire Stockholders own, in the aggregate, Stock representing at least 10% of the Voting Shares of the Company, it being understood that the initial Clearwire Director shall be a person to be determined by Clearwire in the future.

     (c) Any director of the Company may be removed from the Board of the Directors in the manner allowed by law and the Company's Bylaws, but with respect to a director designated pursuant to this Section 8.02, only upon the vote or written consent of the Stockholders entitled to designate such director. Any vacancies on the Board of Directors shall be filled in accordance with this
Section 8.02.

8.03 IMPLEMENTATION

     (a) Each Stockholder will vote its Shares (at any meeting of stockholders or in any consent in lieu of a meeting), and shall take all other actions necessary, to give effect to the provisions of this Section 8 and to cause the Governing Documents not to conflict with the provisions of this Agreement.

     (b) If any Stockholder fails to vote the Stockholder's Shares in accordance with the voting agreement contained in this Section 8, any votes contrary to the terms of this Section 8 shall be null and void. Each Stockholder hereby makes and constitutes the Secretary of the Company as his true and lawful agent and attorney-in-fact, with full power of substitution, in his name, place, and stead to vote as his proxy, each Share owned by such Stockholder for such nominees as the other Stockholders select consistent with the terms of the voting agreement contained in this Section 8. The foregoing power of attorney is coupled with an interest and shall be irrevocable, shall survive the death or incapacity of each Stockholder, and shall be binding on his estate, heirs, beneficiaries, successors, and assigns.

     (c) In addition to any other rights and remedies, each Stockholder (or its personal representative, assignee, or successor) is entitled to enforce the terms of this Section 8 by suit to enjoin a Stockholder from voting its Shares in contravention of the terms of this Section 8.

8.04 OBSERVER RIGHTS

     (a) If HITN owns Stock representing less than 5% of the Voting Shares of the Company and no longer has a right to nominate the HITN Director pursuant to
Section 8.02(a) above, the Company shall permit one representative of HITN to attend the meetings of the Company's Board of Directors in a non-voting observer capacity, and such observer shall receive such package of documents as are provided to all of the directors, including, but not limited to the financial information described in Section 9.01 hereof.

     (b) If the Clearwire Stockholders own, in the aggregate, Stock representing less than 10% of the Voting Shares of the Company and no longer have a right to nominate the Clearwire Director pursuant to Section 8.02(b) above, the Company shall permit one representative of the Clearwire Stockholders to attend the meetings of the Company's Board of Directors in a non-voting observer capacity, and such observer shall receive such package of documents as are provided to all of the directors, including, but not limited to the financial information described in Section 9.01 hereof.

     (c) If the Globespan Entities do not have a representative on the Company's Board of Directors, and as long as the Globespan Entities hold, in the aggregate, at least 66 2/3% of the aggregate Shares (i) acquired by them pursuant to the NextNet Merger (excluding any transfers pursuant to Section 6.02 hereof) and (ii) resulting from the exercise by them of warrants issued to them in connection with the NextNet Merger (in each case, as adjusted for stock dividends, stock splits, reverse stock splits or other distributions of shares made upon or in exchange for the Shares), the Company shall permit one representative of the Globespan Entities to attend the meetings of the Company's Board of Directors in a non-voting observer capacity, and such observer shall receive such package of documents as are provided to all of the directors, including, but not limited to the financial information described in Section
9.01 hereof. The initial representative of the Globespan Entities shall be Barry Schiffman. Any successor representative shall be approved by FFW, which approval shall not be unreasonably withheld.

     (d) Each of HITN, the Clearwire Stockholders and the Globespan Entities agree, that with respect to their respective rights in this Section 8.04, if, in the Board of Directors' good faith judgment, such Stockholder has a competitive conflict of interest with respect to the issue to be discussed, such exclusion is reasonably necessary to protect highly confidential proprietary information of the Company, the presence of Stockholder's representative would jeopardize the Company's attorney-client privilege or for other similar reasons, (i) its representative may be excluded from certain confidential "closed sessions" of the Board of Directors or any portions of a Board of Directors' meeting, and/or
(ii) the Company shall not be obligated to provide the representatives with documents related to such matters. For purposes of this subparagraph (d), the fact that a Stockholder is a reseller of the Company's services or a lessor of spectrum to the Company shall not deem, by itself, such Stockholder to have a competitive interest. Each representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information provided or acquired by such representative pursuant to this Section 8.04.

                   9. INFORMATION RIGHTS; ADDITIONAL COVENANTS

9.01 DELIVERY OF FINANCIAL STATEMENTS

     At any time that the Company is not subject to the reporting requirements of the 1934 Act, the Company shall deliver to each Stockholder (other than the NextNet Stockholders) and each Eligible NextNet Stockholder that owns at least 0.25% of the Voting Shares of the Company:

     (a) as soon as practicable, but in any event within 120 days after the end of the fiscal year of the Company, subject to delivery to the Company by its accountants, a consolidated balance sheet and statement of stockholders' equity as of the end of such year and a consolidated statement of operations and statement of cash flows for such year, such year-end financial statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and audited and certified by independent public accountants selected by the Company; and

     (b) as soon as practicable, but in any event within 90 days after the end of each of the first three quarters of each fiscal year of the Company, a consolidated balance sheet and statement of stockholders' equity as of the end of such fiscal quarter and a consolidated statement of operations and statement of cash flows for such fiscal quarter, in reasonable detail.

9.02 INSPECTION

     Until the Company is subject to the reporting requirements of the 1934 Act, the Company shall permit each Stockholder (other than the NextNet Stockholders) and each Eligible NextNet Stockholder that owns at least 0.25% of the Voting Shares of the Company, at such Stockholder's expense, to visit and inspect the properties of the Company, to examine its books of account and records and to discuss its affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Stockholder; provided, however, that
(i) the Company shall not be obligated pursuant to this Section 9.02 to provide access to any information it reasonably considers to be a trade secret or similar confidential information; (ii) prior to any disclosure under this
Section 9.02, the Company may require that the Stockholder agree in writing to such confidentiality provisions as any of such entities may reasonably request and (iii) disclosure of or access to information pursuant to this Section 9.02 shall not violate any applicable law. Nothing in this Section 9.02 shall limit the statutory rights of a director or stockholder to inspection of the entity's properties, books, and records.

9.03 FFW COVENANTS

     (a) Until the termination of this Agreement pursuant to Section 11 hereof, FFW hereby covenants and agrees, for itself and the McCaw Entities, that the Company and its subsidiaries shall be FFW's and the McCaw Entities' sole entity through which Craig O. McCaw or any McCaw Entity acquires the right to own or lease MDS, MMDS or ITFS spectrum in the United States for the purpose of providing wireless point-to-multipoint fixed communications services; provided, however, that for purposes of this Section 9.03(a), "McCaw Entities" shall only refer to Craig O. McCaw and those entities in which Craig O. McCaw owns, directly or indirectly, securities constituting 51% or more of the voting power of such entity.

     (b) Until the termination of this Agreement pursuant to Section 11 hereof, FFW hereby covenants and agrees, for itself and the McCaw Entities, neither FFW nor any McCaw Entity shall vote to amend or modify the definition of "Disinterested Director Approval" in the Certificate without (i) HITN's consent so long as HITN is a Stockholder of the Company; and (ii) the approval of Eligible NextNet Stockholders holding a majority of the aggregate Shares (as adjusted for stock dividends, stock splits, reverse stock splits, or other distributions of shares made upon or in exchange for the Shares) acquired by them pursuant to the NextNet Merger, provided that the Eligible NextNet Stockholders continue to hold at the time of such approval at least 66 2/3% of such Shares.

                        10. LEGEND ON STOCK CERTIFICATES

     Each certificate representing Shares shall be endorsed with substantially the following legend:

     THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF A WRITTEN STOCKHOLDERS AGREEMENT AMONG CLEARWIRE CORPORATION AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT CONTAINS CERTAIN RIGHTS AND OBLIGATIONS REGARDING CORPORATE GOVERNANCE AND REGARDING THE VOTING, SALE, ASSIGNMENT, TRANSFER, ENCUMBRANCE OR OTHER DISPOSITION OF SUCH CORPORATIONS' SHARES. THE CORPORATION WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

     The legend provided by this Section 10 may be removed upon termination of this Agreement in accordance with the provisions of Section 11. Notwithstanding any termination of this Agreement, each Stockholder acknowledges that Shares may not be transferred absent compliance with applicable federal, state, and foreign securities laws.

                          11. TERMINATION OF AGREEMENT

     The restrictions, rights, and obligations in Sections 1 through 10 hereof shall terminate upon the earlier of (a) the closing of an IPO or a transaction in which all of the shares of the Company's Class A Common Stock are exchanged for unrestricted securities that are listed on a recognized securities exchange or NASDAQ National Market, (b) a Change of Control of the Company and (c) the winding up of the Company's business. This Agreement may be terminated in its entirety upon the written consent of all Stockholders, unless sooner terminated in accordance with the preceding sentence.

                       12. DEFINITIONS AND INTERPRETATION

12.01 DEFINITIONS

     Whenever used in the Agreement and the Exhibits and Schedules hereto, the following terms shall have the respective meanings set forth in this Section
12.01. Capitalized terms used but not defined herein have the meanings given in the Certificate.

     "1934 Act" means the Securities and Exchange Act of 1934, as amended.

     "Act" means the Securities Act of 1933, as amended.

     "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Person specified. For purposes of this definition, an entity shall be deemed to be controlled by a stockholder if (and only for so long as) (i) such stockholder has the right to vote by ownership, proxy or otherwise securities constituting 5% or more of the voting power of such entity if such entity has equity securities registered and files reports under the 1934 Act or otherwise (if not reporting) securities constituting 10% or more of the voting power or economic interests of such entity; (ii) such stockholder possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, membership on the board or other governing entity, by contract or otherwise; or
(iii) with respect to a charitable trust, foundation or nonprofit corporation, such stockholder is the sole trustee or director or has the power to appoint 20% of the trustees or directors thereof, or otherwise has a strong and continuing relationship as founder or substantial donor.

     "Associate" means (i) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and (iii) any relative or spouse of such Person or any relative of such spouse, who has the same home as such Person.

     "Certificate" means the certificate of incorporation of the Company, as amended from time to time.

     "Change of Control" with respect to any entity means (i) a transfer of all or substantially the assets of that entity or (ii) the transfer by the stockholders, partners or members that own the entity, by means of a merger, consolidation, reorganization, recapitalization or otherwise, of more than 50% of the voting power of or economic interests in that entity.

     "Clearwire" means Clearwire Holdings, Inc., a Delaware corporation.

     "Clearwire Stockholders" means Clearwire, its Permitted Transferees (including but not limited to any Qualified Clearwire Stockholders and Qualified Transferees of Clearwire), and its Designee.

     "Current Price" means (a) the price per Share applicable in the most recent or contemporaneous third-party transaction in which the Company issued Shares for cash consideration, or (b) if such third-party transaction was consummated more than 120 days prior to the date of determination, then the price per Share shall be the fair market value established in good faith by a majority of the Disinterested Directors, provided, however, if a McCaw Entity disagrees or disputes with the determination of "Current Price" pursuant to clause (b) above, then the McCaw Entity may retain an independent firm reasonably acceptable to a majority of the Disinterested Directors that has substantial experience in valuing communications industry businesses and that has not provided any financial advisory services to any McCaw Entity within the last 24 months to determine the Current Price which determination shall be binding on the Company and the McCaw Entity.

     "DGCL" means the General Corporation Law of the State of Delaware, as amended.

     "Designee" means one Person that meets all of the following criteria: (a) the Person is an "accredited investor" as defined under Regulation D of the Act,
(b) the Person is not a competitor of the Company, as reasonably determined by the Board of Directors of the Company, (c) prior to the issuance of any Stock, the Person executes and delivers a Joinder in the form of attached as Exhibit A, in favor of the Company and each Stockholder, stating that by acquiring such Stock, the Designee has agreed to all terms and conditions of this Agreement,
(d) the Board of Directors of the Company has not reasonably and in good faith concluded that providing such Person any information to which a Stockholder is entitled is likely to threaten the proprietary nature of such information or the Company's business objectives or competitive positioning, and (e) with respect to the Designee of Clearwire only, immediately after giving effect to the purchase of shares by the Designee the total number of Clearwire Stockholders (including Clearwire and the Designee) will not exceed thirty-three (33). For purposes of this definition, the fact that a Stockholder is a reseller of the Company's services or a lessor of spectrum to the Company shall not deem, by itself, the provision of information to such Stockholder a likely threat to the competitive positioning of the Company.

     "Disinterested Directors" has the meaning as set forth in the Certificate.

     "Eligible NextNet Stockholder" means each NextNet Stockholder and each Stockholder who acquires Shares from a NextNet Stockholder pursuant to Section
4.03 hereof who is (a) an "accredited investor" as defined under Regulation D of the Act, (b) holds, at the time of determination, at least 66 2/3% of the aggregate Shares (as adjusted for stock dividends, stock splits, reverse stock splits, or other distributions of shares made upon or in exchange for the Shares) such NextNet Stockholder acquired pursuant to the NextNet Merger (excluding any transfers pursuant to Section 6.02 hereof) and (c) holds, at the time of determination, at least 66 2/3% of the Shares resulting from the exercise of warrants issued to such NextNet Stockholder in connection with the NextNet Merger.

     "Eligible Stockholder" means each Stockholder holding at least 1% of the outstanding capital stock of the Company, on a fully diluted basis.

     "FFW" has the meaning in Recital A and includes any of its successors or assigns.

     "Globespan" means Globespan Capital Management.

     "Globespan Entities" means the following NextNet Stockholders who are controlled or managed by or Affiliated with Globespan: JAFCO America Technology Fund III, LP, JAFCO America Technology Cayman Fund III, LP, JAFCO USIT Fund III, LP, and JAFCO America Technology Affiliates Fund III, LP.

     "Governing Documents" means the certificate of incorporation and by-laws of this Company.

     "HITN" means Hispanic Information and Telecommunications Network, Inc.

     "ISA" means ITFS Spectrum Advisors, LLC.

     "IPO" means the consummation of an underwritten public offering registered under the Act, or an equivalent law under the laws of any other nation or commonwealth, of at least $35 million in equity securities of the Company.

     "McCaw Entity" means FFW, Craig O. McCaw, or any of their respective Affiliates.

     "NextNet Merger" means that certain merger of NextNet with and into a subsidiary of the Company effective as of March __, 2004.

     "NextNet Stockholder" means a Stockholder who acquired Shares pursuant to the NextNet Merger or pursuant to the exercise of warrants issued in connection with the NextNet Merger.

     "Original Issue Price" means $1.00 per share of common stock (of any class), subject to adjustment for any stock dividend, stock split, reverse stock split, or other distribution of shares.

     "Percentage" of a Stockholder means the fraction in which the numerator equals the total number of Shares held beneficially by such Stockholder and the denominator equals the total number of issued and outstanding Shares, all determined on a fully diluted basis (but excluding any shares and options, warrants or other rights to acquire shares that are reserved but unallocated pursuant to any stock plan).

     "Permitted Transferee" means a Person who becomes a Stockholder as a result of a Permitted Transfer in accordance with Section 4.03 hereof.

     "Person" means any individual, corporation, partnership, company, trust or other entity.

     "Qualified Clearwire Stockholder" means a Person that meets all of the following requirements: (a) the Person is a stockholder of Clearwire, (b) the Person is an "accredited investor" as defined under Regulation D of the Act, (c) the Person is not a competitor of the Company, as reasonably determined by FFW,
(d) FFW has not reasonably and in good faith concluded that providing such Person any information to which a Stockholder is entitled is likely to threaten the proprietary nature of such information or the Company's business objectives or competitive positioning, and (e) immediately after giving effect to the Transfer of shares to such Person the total number of Clearwire Stockholders will not exceed thirty-three (33). Notwithstanding the foregoing, in the event that a stockholder of Clearwire fails to qualify as a Qualified Clearwire Stockholder as a result of subsection (c) or (d) above, then a Qualified Clearwire Stockholder may include a Person substituted for such disqualified stockholder of Clearwire who would qualify as a Qualified Clearwire Stockholder if not for the requirement set forth in (a) above.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor law.

     "Qualified Transferee" means a Person that meets all of the following requirements: (a) the Person is an "accredited investor" as defined under Regulation D of the Act, (b) the Person is not a competitor of the Company, as reasonably determined by the Board of Directors of the Company, (c) the Board of Directors of the Company has not reasonably and in good faith concluded that providing such Person any information to which a Stockholder is entitled is likely to threaten the proprietary nature of such information or the Company's business objectives or competitive positioning, and (d) with respect to any Person who is a proposed transferee of Clearwire only, immediately after giving effect to the Transfer of shares to such Person (i) the total number of Qualified Transferees to which Clearwire has transferred Shares under Section 4.03(d) of this Agreement will not exceed ten (10) and (ii) the total number of Clearwire Stockholders will not exceed thirty-three (33). For purposes of this definition, the fact that a Stockholder is a reseller of the Company's services or a lessor of spectrum to the Company shall not deem, by itself, the provision of information to such Stockholder a likely threat to the competitive positioning of the Company.

     "Termination Event" shall mean the earlier of the date on which (i) the Company consummates an underwritten public offering registered under the Act, or an equivalent law under the laws of any other nation or commonwealth, or (ii) the Company is required to register under Section 12 of the Exchange Act, or a substantially similar law under the laws of any other nation or commonwealth.

     "Voting Shares" means all of the issued and outstanding Shares of any class or series entitled to vote, calculated on an as-converted to Class A Common Stock basis; provided, that the calculation of the number of Voting Shares for purposes of this Agreement shall be without regard to the number of votes to which each Share is entitled.

12.02 INTERPRETATION

     The word "including" or any variation thereof means "including, without limitation" and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it

     When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-business day, the period in question shall end on the next succeeding business day.

     Any reference in this Agreement to $ shall mean U.S. dollars.

     Any reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa.

     The provision of a Table of Contents, the division of this Agreement into Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement. All references in this Agreement to any "Section" are to the corresponding Section of this Agreement unless otherwise specified.

     The words such as "herein," "hereinafter," "hereof," and "hereunder" refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires

     The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

                             13. GENERAL PROVISIONS

13.01 APPLICATION OF THIS AGREEMENT

     This Agreement shall apply to (a) any share of capital stock in the Company after issuance to any Stockholder for any reason, whether upon exercise of any warrant or option or otherwise, and (b) any share of capital stock in the Company received by any party as a result of any stock dividend, stock split, reverse stock split, or other distribution of shares made upon or in exchange for the Shares.

13.02 EFFECT OF NON-COMPLYING TRANSFERS

     If any transfer in violation of this Agreement shall be attempted, or if any involuntary or other purported transfer by law of any shares occurs or is attempted, it shall be void, and upon presentation for transfer the Company shall not give effect to such purported transfer.

13.03 ESCROW

     At the request of any Stockholder participating in a Transfer governed by this Agreement, an escrow shall be set up to effect the transfer of any certificates or funds. Costs of such escrow shall be borne by such Stockholder.

13.04 SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES

     Except as otherwise provided herein, each party agrees that it will not assign, sell, transfer, delegate, or otherwise dispose of any right or obligation under this Agreement, whether voluntarily, involuntarily, by operation of law, or otherwise, except in accordance with the terms hereof. Any purported assignment, transfer, or delegation in violation of this section shall be null and void. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding on the respective successors and assigns of the parties (including Permitted Transferees). Nothing in this Agreement, express or implied, is intended to confer on any party other than the parties to this Agreement or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

13.05 GOVERNING LAW

     This Agreement shall in all respects, including all matters of construction, validity, and performance, be governed by, and construed and enforced in accordance with, the laws of the state of Delaware, without reference to any rules governing conflicts of laws. However, in light of the McCaw Entities' presence in the State of Washington, and in light of the location of the Company's headquarters in the State of Washington, any dispute arising out of this Agreement shall be resolved in a court of appropriate jurisdiction located in King County, Washington. Each party specifically and expressly consents to the personal jurisdiction of the state and federal courts located in King County, Washington.

13.06 COUNTERPARTS

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.07 NOTICES

     All notices, demands, requests or other communications that may be or are required to be given, served, transmitted or delivered by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, or transmitted by verified facsimile or internationally recognized air courier, addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by 10 days' advance written notice to the other party given in the foregoing manner. Each notice, demand, request or other communication that shall be hand delivered, telecopied or delivered in the manner described above shall be deemed sufficiently given, served, transmitted or delivered for all purposes at such time as it is delivered to the addressee (with the delivery receipt or, with respect to a telecopy, the answer back being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

13.08 EXPENSES

     If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

13.09 AMENDMENTS AND WAIVERS

     Any term of this Agreement may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Stockholders who own securities representing a majority of the voting power of the Company's then outstanding securities; provided that no Stockholder shall be subject to additional obligations or diminished rights that adversely affect such Stockholder or be treated in a manner different than other Stockholders unless such Stockholder approved the amendment or waiver. Notwithstanding the foregoing, Schedule A to this Agreement may be amended from time to time by (x) the Company to reflect the actual holdings of the Stockholders of shares of Stock without formally amending this Agreement or (y) a Joinder executed by a new stockholder and the Company and delivered to all other Stockholders. Each Stockholder agrees to execute any amendment or waiver effected in accordance with this Section. Any amendment or waiver effected in accordance with this Section shall be binding on each Stockholder then a party to this Agreement, each future Stockholder and the Company.

     The failure of any party to insist on or to enforce strict performance by the other parties of any of the provisions of this Agreement or to exercise any right or remedy under this

Agreement shall not be construed as a waiver or relinquishment to any extent of that party's right to assert or rely on any provisions, rights or remedies in that or any other instance; rather, the provisions, rights and remedies shall remain in full force and effect. The exercise or non-exercise of the rights of a Stockholder under this Agreement to participate in one or more Transfers of Stock made by a Selling Stockholder or a McCaw Entity shall not adversely affect such Stockholder's rights to participate in subsequent Transfers by a Selling Stockholder or a Selling McCaw Entity.

13.10 SEVERABILITY

     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

13.11 NO PARTNERSHIP OR JOINT VENTURE

     Neither execution nor performance of this Agreement shall be construed or deemed to have established any joint venture or partnership or to have created the relationship of agent and principal among the Company or its Affiliates and the Stockholders or among any of the Stockholders. Except as otherwise set forth in this Agreement or agreed in writing, at no time shall the Company or its Affiliates make any commitments or incur any charges or expenses in the name of any Stockholders, and vice versa, nor shall any Stockholders make any commitments or incur any charges or expenses for, or in the name of, any other Stockholders.

13.12 FURTHER ASSURANCES

     Each party agrees from time to time to do and perform such other and future acts (including the taking of board and stockholder action) and execute and deliver any and all such other instruments as may be required by law or reasonably requested by the other parties to establish, maintain or protect the rights and remedies of the requesting party or to carry out and effect the intent and purpose of this Agreement.

13.13 DAMAGES AND INJUNCTIVE RELIEF

     No party shall be liable for any unforeseeable, special, consequential, or indirect damages arising from any breach or nonobservance of any term or condition of this Agreement. It is acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action shall be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law and in any case no bond or other security shall be required.

13.14 ENTIRE AGREEMENT

     This Agreement (including the schedules and exhibits hereto, which are incorporated herein by this reference) supersedes all prior or contemporaneous agreements, and all related understandings, written or oral, among the parties with regard to the subject matter of this Agreement (but not other contracts to which the Company may be subject) and constitutes the full and entire understanding and agreement between the parties with regard to the subject matter of this Agreement. The parties further intend that this Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, arbitration, or other legal proceeding involving this Agreement.

13.15 CONFIDENTIALITY

     Each Stockholder hereby covenants and agrees that, during the effectiveness of this Agreement, neither it, nor any of its employees, agent, officers or directors, will at any time make use of, divulge or disclose to any third party (other than good faith advisors or consultants to a party who agree to respect the confidentiality of this Agreement or as required by law) without the prior written consent of the Company except as permitted by this Section 13.15, any confidential or proprietary information of the Company, including the business, financial condition or operations of the Company, the terms of the NextNet Merger and any information disclosed to the Stockholders in connection with the NextNet Merger, the terms of this Agreement and any information disclosed to Stockholders pursuant to this Agreement (the "Company Confidential Information").

     Notwithstanding the foregoing, the Company shall be entitled to disclose the terms of this Agreement and such confidential proprietary information of the Company to (a) other good-faith potential investors, lenders, business partners and service providers and (b) in connection with any registration of Stock under the Act. Each Stockholder shall be entitled to disclose Company Confidential Information (i) to good-faith potential Transferees whose purchases do not or will not violate the terms of this Agreement and to good-faith potential lenders to such Stockholder or (ii) or as otherwise required under applicable law in the good faith judgment of such Stockholder. Any disclosures (other than pursuant to clause (b) of the second sentence of this Section 13.15) shall only be made to Persons who have agreed in writing to keep the terms of this Agreement confidential.

     Notwithstanding anything herein to the contrary, any party to this Agreement may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and the NextNet Merger and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure, except that this provision shall not permit disclosure to the extent that nondisclosure is necessary in order to comply with applicable securities law.

     All of the foregoing obligations and restrictions of this Section 13.15 do not apply to that part of the Company Confidential Information that: (i) such Stockholder can demonstrate was in such Stockholder's possession prior to the disclosure; (ii) was rightfully acquired by such Stockholder from a third party not bound by the terms of this Agreement or not otherwise prohibited from transmitting the Company Confidential Information to such Stockholder by a contractual, legal, fiduciary or other obligation; (iii) is in or part of the public domain or generally known to the public through no act or fault of such Stockholder; or (iv) for which any such obligation as to confidentiality is waived in writing by the Company.

13.16 COUNTERPARTS

     This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

13.17 AMENDMENT AND RESTATEMENT

     Effective as of the date of this Agreement, the Original Agreement shall be amended and restated in its entirety by this Agreement.

         [REMAINDER OF PAGE IS INTENTIONALLY BLANK; SIGNATURE LINES ARE
                               ON THE NEXT PAGE.]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                             COMPANY:   CLEARWIRE CORPORATION


                                        By: /s/ R. Gerard Salemme
                                            ------------------------------------
                                            R. Gerard Salemme, its President

                             Address:   Clearwire Corporation
                                        2300 Carillon Point
                                        Kirkland, Washington 98033
                                        Attention: _________________
                                        Facsimile: (425) 828-8061

          With a copy (which shall not constitute notice) to:

                             Address:   Davis Wright Tremaine LLP
                                        2600 Century Square
                                        1501 Fourth Avenue
                                        Seattle, Washington 98101
                                        Attention: Benjamin G. Wolff
                                        Facsimile: (206) 628-7699

                        STOCKHOLDERS:   FLUX FIXED WIRELESS, LLC


                                       By: Eagle River, Inc., a Washington
                                       corporation, its Manager


                                       By: /s/ Brian Mareinek
                                           ------------------------------------
                                           Brian Mareinek, it Vice President


                              Address: Flux Fixed Wireless, LLC
                                       2300 Carillon Point
                                       Kirkland, Washington 98033
                                       Attention:
                                       Facsimile: (425) 828-8061


With a copy (which shall not constitute notice) to:

                              Address: Davis Wright Tremaine LLP
                                       2600 Century Square
                                       1501 Fourth Avenue
                                       Seattle, Washington 98101
                                       Attention: Benjamin G. Wolff
                                       Facsimile: (206) 628-7699

                       STOCKHOLDERS: HISPANIC INFORMATION AND
                                     TELECOMMUNICATIONS NETWORK,
                                     INC.


                                     By: /s/ Jose Luis Rodriguez
                                         ---------------------------------------
                                         Name: Jose Luis Rodriguez
                                         Title: President


                            Address: Hispanic Information and Telecommunications
                                     Network, Inc.
                                     449 Broadway
                                     New York, NY 10013
                                     Attention: Jose Luis Rodriguez
                                     Facsimile: (787)-725-7232

With a copy (which shall not constitute notice) to:

                            Address: Day, Berry & Howard LLP
                                     One Canterbury Green
                                     Stamford, CT 06901-2047
                                     Attention: Sabino Rodriguez III, Esq.
                                     Facsimile: (203)-977-7301

                                     and

                                     RJGLaw LLC
                                     8401 Ramsey Avenue
                                     Silver Spring, MD 20910
                                     Attention: Rudolph J. Geist, Esq.
                                     Facsimile: (301)-589-2644











                   [Signature page to Stockholders Agreement]

                STOCKHOLDERS:    CLEARWIRE HOLDINGS, INC.

                                 By:
                                       ---------------------------------------
                                 Name:
                                       ---------------------------------------
                                 Title:
                                       ---------------------------------------


                                 Address:
                                 -------

                                 ---------------------------------------------
                                 ---------------------------------------------
                                 ---------------------------------------------
                                 Attention: ----------------------------------
                                 Fax No.: ------------------------------------

                  STOCKHOLDERS:

                                   DOLL TECHNOLOGY INVESTMENT
                                   FUND, a California Limited Partnership

                                   DOLL TECHNOLOGY AFFILIATES
                                   FUND. L.P.

                                   DOLL TECHNOLOGY SIDE FUND, L.P.


                                   By: Doll Technology Investment
                                       Management, LLC, its General Partner



                                   By: /s/ Dixon R. Doll
                                       --------------------------------------
                                       Dixon R. Doll, its Managing Member


                                   Address:
                                   -------

                                   ------------------------------------------

                                   ------------------------------------------

                                   ------------------------------------------
                                   Attention:
                                              -------------------------------
                                   Fax No.:
                                            ---------------------------------



                                   BIRCHWOOD PARTNERS


                                   By: /s/ Dixon R. Doll
                                       --------------------------------------
                                                      , its GP
                                       ---------------     ---------------


                                   Address:
                                   -------

                                   ------------------------------------------

                                   ------------------------------------------

                                   ------------------------------------------
                                   Attention:
                                              -------------------------------
                                   Fax No.:
                                            ---------------------------------

                                   JAFCO AMERICA TECHNOLOGY FUND
                                   III, LP

                                   JAFCO AMERICA TECHNOLOGY
                                   CAYMAN FUND III, LP

                                   JAFCO USIT FUND III, LP

                                   JAFCO AMERICA TECHNOLOGY
                                   AFFILIATES FUND III, LP


                                   By: /s/ Barry J. Schiffman
                                       -------------------------------------
                                       Managing Member, JAV Management
                                       Associates III, L.L.C.
                                       Its General Partner



                                   Address:
                                   -------
                                   300 Hamilton Avenue
                                   ------------------------------------------
                                   Palo Alto, CA 94301
                                   ------------------------------------------

                                   ------------------------------------------
                                   Attention: Barry J. Schiffman
                                              -------------------------------
                                   Fax No.: (650) 328 2818
                                            ---------------------------------



                                   GREEN VENTURE CAPITAL II, L.P., A
                                   CALIFORNIA LIMITED PARTNERSHIP


                                   By: /s/
                                       --------------------------------------
                                       Donald Green, Trustee of the Green
                                       Living Trust, General Partner Green
                                       Venture Capital II, L.P.


                                   By: /s/
                                       --------------------------------------
                                       Maureen Green, Trustee of the Green
                                       Living Trust, General Partner Green
                                       Venture Capital II, L.P.



                                   Address:
                                   -------

                                   ------------------------------------------

                                   ------------------------------------------

                                   ------------------------------------------
                                   Attention:
                                              -------------------------------
                                   Fax No.:
                                            ---------------------------------



                  [Signature page to Stockholders Agreement]

                                   JAFCO AMERICA TECHNOLOGY FUND
                                   III, LP

                                   JAFCO AMERICA TECHNOLOGY
                                   CAYMAN FUND III, LP

                                   JAFCO USIT FUND III, LP

                                   JAFCO AMERICA TECHNOLOGY
                                   AFFILIATES FUND III, LP


                                   By:
                                       -------------------------------------
                                       Managing Member, JAV Management
                                       Associates III, L.L.C.
                                       Its General Partner



                                   Address:
                                   -------

                                   ------------------------------------------

                                   ------------------------------------------

                                   ------------------------------------------
                                   Attention:
                                              -------------------------------
                                   Fax No.:
                                            ---------------------------------



                                   GREEN VENTURE CAPITAL II, L.P., A
                                   CALIFORNIA LIMITED PARTNERSHIP


                                   By: /s/ Donald Green
                                       --------------------------------------
                                       Donald Green, Trustee of the Green
                                       Living Trust, General Partner Green
                                       Venture Capital II, L.P.


                                   By: /s/ Maureen Green
                                       --------------------------------------
                                       Maureen Green, Trustee of the Green
                                       Living Trust, General Partner Green
                                       Venture Capital II, L.P.



                                   Address:
                                   -------

                                   ------------------------------------------

                                   ------------------------------------------

                                   ------------------------------------------
                                   Attention:
                                              -------------------------------
                                   Fax No.:
                                            ---------------------------------



                  [Signature page to Stockholders Agreement]

                                   JOSEPH COSTELLO

                                   /s/ Joseph Costello
                                   -----------------------------------------


                                   Address:
                                   -------

                                   ------------------------------------------

                                   ------------------------------------------

                                   ------------------------------------------
                                   Attention:
                                              -------------------------------
                                   Fax No.:
                                            ---------------------------------



                                   MICHAEL MURRAY TRADING
                                   PARTNERS, L.P.


                                   By:
                                       --------------------------------------
                                                      , its
                                       ---------------     ---------------


                                   Address:
                                   -------

                                   ------------------------------------------

                                   ------------------------------------------

                                   ------------------------------------------
                                   Attention:
                                              -------------------------------
                                   Fax No.:
                                            ---------------------------------



                                   COM HOLDINGS, LLC

                                   BY EAGLE RIVER, INC., Its Manager


                                   By:
                                       --------------------------------------
                                                      , its
                                       ---------------     ---------------


                                   Address:
                                   -------

                                   ------------------------------------------

                                   ------------------------------------------

                                   ------------------------------------------
                                   Attention:
                                              -------------------------------
                                   Fax No.:
                                            ---------------------------------



                  [Signature page to Stockholders Agreement]

                                   JOSEPH COSTELLO


                                   ---------------------------------------------


                                   Address:
                                   -------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   Attention:
                                              ----------------------------------
                                   Fax No.:
                                            ------------------------------------


                                   MICHAEL MURRAY TRADING
                                   PARTNERS, L.P.


                                   By: /s/ Michael Murray
                                       -----------------------------------------
                                                  , its PARTNER
                                       -----------      ---------------------


                                   Address:
                                   -------
                                   2149 BROADWAY
                                   ---------------------------------------------
                                   SAN FRANCISCO, CA  94115
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   Attention:
                                              ----------------------------------
                                   Fax No.: 415 931-3905
                                            ------------------------------------


                                   COM HOLDINGS, LLC

                                   BY EAGLE RIVER, INC., Its Manager


                                   By:
                                       -----------------------------------------
                                                  , its
                                       -----------      ---------------------


                                   Address:
                                   -------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   Attention:
                                              ----------------------------------
                                   Fax No.:
                                            ------------------------------------





                   [Signature page to Stockholders Agreement]

                                   JOSEPH COSTELLO


                                   ---------------------------------------------


                                   Address:
                                   -------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   Attention:
                                              ----------------------------------
                                   Fax No.:
                                            ------------------------------------


                                   MICHAEL MURRAY TRADING
                                   PARTNERS, L.P.


                                   By:
                                       -----------------------------------------
                                                  , its
                                       -----------      ---------------------


                                   Address:
                                   -------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   Attention:
                                              ----------------------------------
                                   Fax No.:
                                            ------------------------------------


                                   COM HOLDINGS, LLC

                                   BY EAGLE RIVER, INC., Its Manager


                                   By: /s/ Brian Marcinek
                                       -----------------------------------------
                                       Brian Marcinek   , its CFO
                                       -----------------      ------------------


                                   Address:
                                   -------
                                   2300 Carillon Point
                                   ---------------------------------------------
                                   Kirkland, WA  98053
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   Attention:
                                              ----------------------------------
                                   Fax No.: 425-828-8061
                                            ------------------------------------





                   [Signature page to Stockholders Agreement]

                                   ROBERT S. COLMAN TRUST


                                   By: /S/ Robert S. Colman
                                       -----------------------------------------
                                       ROBERT S. COLMAN , its TRUSTEE
                                       -----------------      ---------------


                                   Address:
                                   -------
                                   Robert S. Colman
                                   ---------------------------------------------
                                   300 Tamal Plaza Ste. 280
                                   ---------------------------------------------
                                   Corte Madera, CA 94925-1136
                                   ---------------------------------------------
                                   Attention: ROBERT S. COLMAN
                                              ----------------------------------
                                   Fax No.: 415-945-5409
                                            ------------------------------------


                                   ENTERASYS NETWORKS, INC.


                                   By:
                                       -----------------------------------------
                                                  , its
                                       -----------      ---------------------


                                   Address:
                                   -------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   Attention:
                                              ----------------------------------
                                   Fax No.:
                                            ------------------------------------






                   [Signature page to Stockholders Agreement]

                                 IMAGINE CAPITAL PARTNERS, L.P.
                                 XXVI

                                 By: /s/
                                     ---------------------------------------
                                                , its Administrative Partner
                                     -----------      ----------------------


                                 -------------------------------------------
                                 Thomas Magne


                                 -------------------------------------------
                                 Andrew Mason


                                 -------------------------------------------
                                 James H. Moeller



                                 Address:
                                 -------

                                 -------------------------------------------

                                 -------------------------------------------

                                 -------------------------------------------
                                 Attention:
                                            --------------------------------
                                 Fax No.:
                                          ----------------------------------



                                 MORGAN STREET PARTNERS, LLC


                                 By:
                                     ---------------------------------------
                                                    , its
                                     ---------------     ---------------


                                 Address:
                                 -------

                                 -------------------------------------------

                                 -------------------------------------------

                                 -------------------------------------------
                                 Attention:
                                            --------------------------------
                                 Fax No.:
                                          ----------------------------------



                  [Signature page to Stockholders Agreement]

                                   IMAGINE CAPITAL PARTNERS, L.P.
                                   XXVI


                                   By:
                                       ---------------------------------------
                                                  , its
                                       -----------      ------------------

                                   /s/ Thomas Magne
                                   -------------------------------------------
                                   Thomas Magne


                                   -------------------------------------------
                                   Andrew Mason


                                   -------------------------------------------
                                   James H. Moeller



                                   Address:
                                   -------

                                   -------------------------------------------

                                   -------------------------------------------

                                   -------------------------------------------
                                   Attention:
                                              --------------------------------
                                   Fax No.:
                                            ----------------------------------



                                   MORGAN STREET PARTNERS, LLC


                                   By:
                                       ---------------------------------------
                                                      , its
                                       ---------------     ---------------


                                   Address:
                                   -------

                                   -------------------------------------------

                                   -------------------------------------------

                                   -------------------------------------------
                                   Attention:
                                              --------------------------------
                                   Fax No.:
                                            ----------------------------------



                  [Signature page to Stockholders Agreement]

                                   IMAGINE CAPITAL PARTNERS, L.P.
                                   XXVI


                                   By:
                                       ---------------------------------------
                                                  , its
                                       -----------      ------------------


                                   -------------------------------------------
                                   Thomas Magne

                                   /s/ Andrew Mason
                                   -------------------------------------------
                                   Andrew Mason


                                   -------------------------------------------
                                   James H. Moeller



                                   Address:
                                   -------

                                   -------------------------------------------

                                   -------------------------------------------

                                   -------------------------------------------
                                   Attention:
                                              --------------------------------
                                   Fax No.:
                                            ----------------------------------



                                   MORGAN STREET PARTNERS, LLC


                                   By:
                                       ---------------------------------------
                                                      , its
                                       ---------------     ---------------


                                   Address:
                                   -------

                                   -------------------------------------------

                                   -------------------------------------------

                                   -------------------------------------------
                                   Attention:
                                              --------------------------------
                                   Fax No.:
                                            ----------------------------------



                  [Signature page to Stockholders Agreement]

                                   IMAGINE CAPITAL PARTNERS, L.P.
                                   XXVI


                                   By:
                                       ---------------------------------------
                                                  , its
                                       -----------      ------------------


                                   -------------------------------------------
                                   Thomas Magne


                                   -------------------------------------------
                                   Andrew Mason

                                   /s/ James H. Moeller
                                   -------------------------------------------
                                   James H. Moeller



                                   Address:
                                   -------

                                   -------------------------------------------

                                   -------------------------------------------

                                   -------------------------------------------
                                   Attention:
                                              --------------------------------
                                   Fax No.:
                                            ----------------------------------



                                   MORGAN STREET PARTNERS, LLC


                                   By:
                                       ---------------------------------------
                                                      , its
                                       ---------------     ---------------


                                   Address:
                                   -------

                                   -------------------------------------------

                                   -------------------------------------------

                                   -------------------------------------------
                                   Attention:
                                              --------------------------------
                                   Fax No.:
                                            ----------------------------------



                  [Signature page to Stockholders Agreement]

                                   IMAGE CAPITAL PARTNERS, L.P.
                                   XXVI


                                   By:
                                       -----------------------------------------
                                                  , its
                                       -----------      ---------------------



                                   ---------------------------------------------
                                   Thomas Magne


                                   ---------------------------------------------
                                   Andrew Mason


                                   ---------------------------------------------
                                   James H. Moeller


                                   Address:
                                   -------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   Attention:
                                              ----------------------------------
                                   Fax No.:
                                            ------------------------------------


                                   MORGAN STREET PARTNERS, LLC


                                   By: Ronald Eibensteiner
                                       -----------------------------------------
                                                  , its PRESIDENT
                                       -----------      ---------------------


                                   Address:
                                   -------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   Attention:
                                              ----------------------------------
                                   Fax No.:
                                            ------------------------------------







                   [Signature page to Stockholders Agreement]

                                   THE RAHN GROUP, LLC


                                   By: /s/ Noel P. Rahn
                                       -----------------------------------------
                                                  , its Partner In Charge
                                       -----------      ---------------------


                                   Address:
                                   -------
                                   The Rahn Group
                                   ---------------------------------------------
                                   225 South Sixth St.
                                   ---------------------------------------------
                                   Suite #3355
                                   ---------------------------------------------
                                   Minneapolis, MN 55402
                                   ---------------------------------------------
                                   Attention: Noel P. Rahn
                                              ----------------------------------
                                   Fax No.: 612-343-7001
                                            ------------------------------------


                                   WESTLAKE DEVELOPMENT COMPANY,
                                   INC.


                                   By:
                                       -----------------------------------------
                                                  , its
                                       -----------      ---------------------


                                   Address:
                                   -------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   Attention:
                                              ----------------------------------
                                   Fax No.:
                                            ------------------------------------


                                   ALMARC TRADING LLC


                                   By:
                                       -----------------------------------------
                                                  , its
                                       -----------      ---------------------


                                   Address:
                                   -------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   Attention:
                                              ----------------------------------
                                   Fax No.:
                                            ------------------------------------





                   [Signature page to Stockholders Agreement]

                                THE RAHN GROUP, LLC


                                By:
                                    -------------------------------------------
                                               , its
                                    -----------      ----------------------


                                Address:
                                -------

                                -----------------------------------------------

                                -----------------------------------------------

                                -----------------------------------------------
                                Attention:
                                           ------------------------------------
                                Fax No.:
                                         --------------------------------------



                                WESTLAKE DEVELOPMENT COMPANY,
                                INC.


                                By: /s/ M. Gary Wong
                                    --------------------------------------------
                                    M. Gary Wong   , its Chief Operating Officer
                                       ---------------     ---------------------


                                Address:
                                -------

                                ------------------------------------------------

                                ------------------------------------------------

                                ------------------------------------------------
                                Attention:
                                           -------------------------------------
                                Fax No.:
                                         ---------------------------------------


                                ALMARC TRADING LLC


                                By:
                                    -------------------------------------------
                                               , its
                                    -----------      ----------------------


                                Address:
                                -------

                                -----------------------------------------------

                                -----------------------------------------------

                                -----------------------------------------------
                                Attention:
                                           ------------------------------------
                                Fax No.:
                                         --------------------------------------


                  [Signature page to Stockholders Agreement]

                                   THE RAHN GROUP, LLC


                                   By:
                                       -------------------------------------
                                                  , its
                                       -----------      -----------------


                                   Address:
                                   -------

                                   ------------------------------------------

                                   ------------------------------------------

                                   ------------------------------------------
                                   Attention:
                                              -------------------------------
                                   Fax No.:
                                            ---------------------------------



                                   WESTLAKE DEVELOPMENT COMPANY,
                                   INC.


                                   By:
                                       ---------------------------------------
                                                  , its
                                       -----------      -------------------


                                   Address:
                                   -------

                                   -------------------------------------------

                                   -------------------------------------------

                                   -------------------------------------------
                                   Attention:
                                              --------------------------------
                                   Fax No.:
                                            ----------------------------------


                                   ALMARC TRADING LLC


                                   By: /s/ June Gerstel
                                       ---------------------------------------
                                                  , its Manager
                                       -----------      -------------------
                                       ALMARC TRADING LP


                                   Address:
                                   -------
                                   2325-B Renaissance Dr Suite 10
                                   -------------------------------------------
                                   LAS VEGAS NV 89119
                                   -------------------------------------------

                                   -------------------------------------------
                                   Attention:
                                              --------------------------------
                                   Fax No.: 561-893-9026
                                            ----------------------------------
                                   Alt Fax  702-966-4247



                  [Signature page to Stockholders Agreement]

                                   JOHN ROUDEBUSH


                                   /s/ John Roudebush
                                   -----------------------------------------


                                   Address:
                                   -------
                                   8232 E Vista de Valle
                                   ------------------------------------------
                                   SCOTTSDALE AZ.
                                   ------------------------------------------
                                   85255
                                   ------------------------------------------
                                   Attention:
                                              -------------------------------
                                   Fax No.: 480-419-9043
                                            ---------------------------------



                                   JOEL SCHWIETERS



                                   -------------------------------------------


                                   Address:
                                   -------

                                   -------------------------------------------

                                   -------------------------------------------

                                   -------------------------------------------
                                   Attention:
                                              --------------------------------
                                   Fax No.:
                                            ----------------------------------


                                   JOHN SCHWIETERS



                                   -------------------------------------------


                                   Address:
                                   -------

                                   -------------------------------------------

                                   -------------------------------------------

                                   -------------------------------------------
                                   Attention:
                                              --------------------------------
                                   Fax No.:
                                            ----------------------------------



                  [Signature page to Stockholders Agreement]

                                   JOHN ROUDEBUSH



                                   -----------------------------------------


                                   Address:
                                   -------

                                   ------------------------------------------

                                   ------------------------------------------

                                   ------------------------------------------
                                   Attention:
                                              -------------------------------
                                   Fax No.:
                                            ---------------------------------



                                   JOEL SCHWIETERS


                                   /s/ Joel Schwieters
                                   -------------------------------------------


                                   Address:
                                   -------

                                   -------------------------------------------

                                   -------------------------------------------

                                   -------------------------------------------
                                   Attention:
                                              --------------------------------
                                   Fax No.:
                                            ----------------------------------


                                   JOHN SCHWIETERS



                                   -------------------------------------------


                                   Address:
                                   -------

                                   -------------------------------------------

                                   -------------------------------------------

                                   -------------------------------------------
                                   Attention:
                                              --------------------------------
                                   Fax No.:
                                            ----------------------------------



                  [Signature page to Stockholders Agreement]

                                   JOHN ROUDEBUSH



                                   -----------------------------------------


                                   Address:
                                   -------

                                   ------------------------------------------

                                   ------------------------------------------

                                   ------------------------------------------
                                   Attention:
                                              -------------------------------
                                   Fax No.:
                                            ---------------------------------



                                   JOEL SCHWIETERS



                                   -------------------------------------------


                                   Address:
                                   -------

                                   -------------------------------------------

                                   -------------------------------------------

                                   -------------------------------------------
                                   Attention:
                                              --------------------------------
                                   Fax No.:
                                            ----------------------------------


                                   JOHN SCHWIETERS


                                   /s/ John Schwieters
                                   -------------------------------------------


                                   Address:
                                   -------
                                   19 High Point Road
                                   -------------------------------------------
                                   Dellwood MN 55110
                                   -------------------------------------------

                                   -------------------------------------------
                                   Attention: John
                                              --------------------------------
                                   Fax No.: 651-762-1115
                                            ----------------------------------



                  [Signature page to Stockholders Agreement]

                                   SCHEDULE A

                        To the Stockholders Agreement of

                              Clearwire Corporation

                              LIST OF STOCKHOLDERS

                    CLASS A        CLASS B
NAME             COMMON STOCK   COMMON STOCK   WARRANTS   OPTIONS
----             ------------   ------------   --------   -------
[STOCKHOLDERS]

                                    EXHIBIT A

              To the Amended and Restated Stockholders Agreement of

                              Clearwire Corporation

                                     JOINDER

     In consideration of the permitted issuance, sale, pledge, or other transfer to the undersigned of Stock in the Company, the undersigned hereby consents and agrees to become a party to and be bound by the Amended and Restated Stockholders Agreement dated as of the _____ day of March, 2004, as amended, receipt of a copy of which is hereby acknowledged, as fully as if the undersigned were one of its original parties, and all Stock owned by the undersigned shall be held in accordance with and restricted by the terms of such Amended and Restated Stockholders Agreement.

     Dated:
            -------------------------

                 Name of Stockholder:
                                        ----------------------------------------
                 Sign Name:
                                        ----------------------------------------
                 Print Name:
                                        ----------------------------------------
                 Address:
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                 SSN/EIN:
                                        ----------------------------------------

     Approved by the Company:

                 COMPANY:               CLEARWIRE CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Dated:
                                               ---------------------------------